Upright Growth Fund

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-08723

Upright Investments Trust

(Exact name of registrant as specified in charter)

349 Ridgedale Avenue

East Hanover, NJ  07936

(Address of principal executive offices)(Zip code)

David Y.S. Chiueh

349 Ridgedale Avenue

East Hanover, NJ  07936

 (Name and address of agent for service)

Registrant's telephone number, including area code: 973-533-1818

Date of fiscal year end: September 30

Date of reporting period: March 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Upright Growth Fund

SEMI-ANNUAL REPORT

_____________________________________________________________________________

Upright Growth Fund

_____________________________________________________________________________________________

March 31, 2014

_____________________________________________________________________________________________

Upright Growth Fund

TABLE OF CONTENTS

Shareholders Letter…………………………………………………………………………………….

1

Schedule of Investments ………………………………………………………………………………

4

Statement of Assets and Liabilities…………………………………………………………………….

7

Statement of Operations………………………………………………………………………………..

8

Statements of Changes in Net Assets…………………………………………………………………..

9

Notes to Financial Statements………………………………………………………………………

10

Financial Highlights……………………………………………………………………………………

13

Report of Independent Registered Public Accounting Firm………………………………………….

14

Fund Expense………………………………………………………………………………………….        15

Security Holdings By Industry Sector…………………………………………………………………        16

Trustees And Officers…………………………………………………………………………………         17

Upright Growth Fund

May 28, 2014

Dear Valued Shareholder:

We are pleased to present to you the Semi-Annual Report of the Upright Growth Fund for the period from September 30, 2014 to March 31, 2014. During this time, the Fund produced a total growth return of 25.02% over this period compared to the S&P 500 Index, which yielded a return of about 12.6%. in addition to this, the 1-year return of the Upright Growth Fund is 46.11% compared to the 21.86% return of the S&P 500.

We are very pleased to share that our outstanding performance for the last 5 years has been recognized. In February, Reuters interviewed us in an article titled “How a little-known stock picker beat Wall Street.” We were interviewed because we were the only large-cap growth fund amongst 1,781 funds to post a positive return for the year through February 5. It has been two months since then and we are continuing to perform well. In fact, Morningstar ranked us as the number one best performing fund under the U.S. Equity Funds ex-Specialty section for the first quarter of 2014. The fund in second place was the Wells Fargo Advantage fund; their quarterly return was 10.79% compared to our 11.74% and their 1-year return was 18.17% compared to our 46%.

Further quantifying our performance, Morningstar gave us a rating of 1 star for our ten-year performance, and 3-stars overall. However, we received 4-stars for our 3-year performance and 5-stars for our 5-year performance. This trend in ratings confirms that we are learning from our mistakes and making better decisions as time goes on. Our next challenge is to keep our leading status for the next 5 years; the stock market is naturally volatile so maintaining our top position will be a challenge.

We would like to share with you our philosophy regarding performance and the correlating attention we receive. If we perform well in this competition, we will garner the applause of our audience members. However, when a player reaches the top, the headwinds get stronger. If we are on an up trend and receive applause, we will say thank you, if we experience a downtrend and receive none, we will strive to recover and never give up. Our performance for the past 10 years is a testament to this attitude. The media’s applause has made us proud, but not too proud to ignore the challenges that lay ahead. We constantly remind ourselves not to let outside applause influence our inner peace. We have done well for the last 5 years are set on maintaining our performance, pride from temporary success will not misguide us. We will never take short-term actions in order to chase applause, such actions cause people to lose focus and make risky decisions. We hope that we can overcome such kinds of non-stock picking issues.

Market Review

The S&P 500 Index delivered a 32% outstanding return last year alone, and marks the 5th straight year of consecutive positive returns. The way people acted in response to the financial crisis of 2008 is similar to the public reaction during the stock market crash of 1929. However, if investors and money managers had interpreted the 2008 crisis as such, then the market would not have yielded such good performance. A negative attitude will not yield a positive return. As hindsight is 20-20, it is easy to see that finding the right direction while maintaining strong risk management measures was and is one of the biggest challenges. If investors are too pessimistic, they cannot move forward, if they are too optimistic, they will engage in risky practices. After this 5-year run, stock price evaluations are not so cheap anymore; recent economic data reveals that there has been a stronger recovery than expected. The issue of staying on course during the economic recovery becomes a major issue since it is unclear as to when this bull market will end.

If an investor chooses to continue to invest in the market, he will need to know how to balance risk. According to a Value Line survey, the average PE ratio of all stocks with earnings was 10.3 as of March 9, 2009. As of January 2014, the PE ratio rose to 18.9. In the year 2007, the PE ratio was at a high of about 19 and while the ratio is currently around 18, we are not necessarily approaching another danger zone. Either earnings will increase or the market will make corrections to make the ratio more favorable.

Although the S&P 500 hasn’t moved much this period, the stock rotation has been processing and many stocks, such as Google and Starbucks, have faced some 15% worth of corrections, some high tech and small cap stocks even fell 20-30 percent. It is unclear whether those stocks will recover but we will keep an eye on them and act when the valuation becomes fair.

Our strategy:
1. Our primary strategy is to buy growth stocks at fair prices; some investors are buying them at high prices, so we cannot find as many undervalued stocks as we did 2 years ago. Our response is to hold cash at a historically high ratio wise in order to wait for prime opportunities rather than invest in non-ideal stocks, if we spot an opportunity, we will be ready with our cash reserves.

2. Some stocks have made corrections recently and we have taken action to buy them back. For example, we sold most positions of Starbucks at around $80 and are buying them back at around $70, although this is not an ideal range for repurchasing, it is necessary that we nibble at these opportunities as some good companies may not drop as much as we want.

3. We try to evaluate and sell off some less well-performing positions so that we can focus more on a smaller number of high potential companies.

Conclusion
While the US stock market continues to perform well for 5 years, there is still a debate as to whether the bull market has come to an end. However, all we care about is valuation, if the market continues to provide companies with fair and attractive valuations, then we will stay on course and continue purchasing stocks from American companies. If this does not continue, we may find other assets from different regions, our decision to change course will be based on valuation and the development of inflation. The past 5 years have shown different stages of the stock market and there are many explanations for its remarkable performance. So, interpreting and making the right decisions are our challenges, a job you can leave up to us as usual. You just have to do your part – enjoy your life – and we will do ours, the reason we have performed so well in the past 5 years is because of your trust. Our fund’s redemption rate is extremely low which allows us to focus our time on researching and buying good stocks, we cherish such a working relationship. Having good client relationships and good performance are always our top priorities. We hope you continue to give us your support.

Sincerely,

David Y. S. Chiueh,

Portfolio Manager

Upright Growth Fund

This chart reflects a ten-year comparison of the change in value of a hypothetical $10,000 investment in the Fund, including reinvested dividends and distributions, compared with a broad-based securities market index. Returns shown assume reinvestment of all dividends. Performance reflects expense reimbursements and** fee waivers in effect and do not reflect the sales charges.  **Absent expense reimbursement and fee waivers, total returns would be reduced.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that the shares, when redeemed, may be worth more or less than the original cost. Returns do not reflect the deduction of taxes a shareholder would pay on fund distributions or redemption of fund shares.

S&P 500 Stock Index - An unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

Average Annual Returns

For the Periods ended March 31, 2014

	1 -Year	3 - Year	5 - Year	10 Year
Upright Growth Fund	46.11%	18.34%	28.15%	3.38%
S&P 500 Index	21.86%	14.66%	21.16%	7.42%
* Inception January 21, 1999

Upright Growth Fund

Schedule of Investments

March 31, 2014

COMMON STOCKS-78.39%

	Number of Shares	Market Value
Basic Material-2.9%

Bhp Billiton Ltd ADR	1600	108432
Dow Chemical Company	4700	228373
		---------------
		336805

Real Estate-0.17%
Proshs Ultra Real Estate	250	19830

Bank-1.34%
Bank Of America Corp.	9000	154800

Computer-11.09%
Apple Computer Inc.	2400	1288176

Consumer-0.26%
Avon Prods Company Inc.	1000	14640
Whirlpool Corp.	100	14946
		---------------
		29586

Diversified Company-8.30%
General Electric Company	2000	51780
Manitowoc Company Inc	29000	912050
		---------------
		963830

Electronics-6.20%
Au Optronics Corp ADR *	8650	30102
Cirrus logic Inc.	4000	79480
Corning Inc.	15000	312300
Vishay Intertechnology	20000	297600
		---------------
		719482

Energy-6.85%
First Solar Inc. *	1700	118643
Plug Power Inc. *	90000	639000
SunEdison Inc.	2000	37680
		---------------
		795323

Financial Service-0.17%
Direxion Shs Exch Trd Fd *	200	18932

Food-3.48%
Starbucks Corp.	5500	403535

Precious Metals-0.40%
PROSHARES ULTRA GOLD	1000	46400

Insurance-5.55%
A F L A C Inc.	2500	157600
Genworth Financial Inc.	20000	354600
Metlife Inc.	2500	132000
		---------------
		644200

Leisure-0.23%
MGM Resorts International *	1000	25860

Machinery-0.43%
Caterpillar Inc.	500	49685

Medical-7.79%
Abbott Laboratories	1500	57765
AbbVie Inc.	1500	77100
Pfizer Incorporated	10800	346896
Teva Pharm Inds Ltd ADR	8000	422720
		---------------
		904481

Oil-2.25%
Chevron Corporation	300	35673
Noble Corporation PLC	5000	163700
Transocean Offshore Inc.	1500	62010
		---------------
		261383

Retail-2.14%
Coach Inc.	5000	248300

Semiconductor-17.39%
Himax Technologies ADR	19000	218880
Silcon Motion Technology Corp. *	71000	1191380
Taiwan Semiconductr ADR	30500	610610
		---------------
		2020870

Telecommunication-0.66%
Directv Group Inc. *	1000	76420

Transportation-1.12%
Dryships Inc.	40000	129200

		------------------
		9137098

		Market Value

Total Common Stocks (Cost $5,872,243)		9,137,098

Cash and Money Funds - 21.61%		2,518,789

Total Investments- (Cost $8,391,032)		11,655,887

Total Investments- 100.03%
Other Assets Less Other Liabilities- (0.03%)		-35,351

Total Net Assets – 100%		$11,620,536

* Non-income producing security

ADR - American Depository Receipt

See accompanying notes to financial statements.

Upright Growth Fund

Statement of Assets and Liabilities
March 31, 2014 (UNAUDITED)

ASSETS:
Investments, at market value (identified cost $8,390,801)	$ 11,655,887
Security sales receivable	55,831
Accrued interest receivable	134

Total Assets	11,711,852

LIABILITIES:
Investment advisory fees accrued	3,804
Administrative fees accrued	3,484
Custodian fees Auditors and legal fees	619 6,755
Trustee fees	485
Registration fees	2,635
Insurance fees	69
Miscellaneous Security purchases payable	427 73,038

Total Liabilities	91,316

NET ASSETS	$11,620,536

NET ASSETS CONSIST OF:

Paid-in capital	$ 8,717,435
Accumulated undistributed:
Net investment income (loss)	(825,465)
Net realized gain (loss)	463,734
Net unrealized appreciation (depreciation)	3,264,832

Total Net Assets	$11,620,536

Shares outstanding Unlimited number of shares authorized Net asset value and redemption price per share Maximum offering price per share, 100/97 of $13.34	871,302 $ 13.34 $13.75

See accompanying notes to financial statements.

Upright Growth Fund

Statement of Operations
March 31, 2014 (UNAUDITED)

INVESTMENT INCOME:
Dividend income	$ 63,433
Interest income	614

Total investment income	64,047

EXPENSES:
Investment advisory fees	50,291
Administrative fees	47,644
Custodian fees	2,196
Auditors and legal fees	6,780
Blue sky fees	30
Insurance Fees	729
Miscellaneous	4,497

Total expenses	112,167

NET INVESTMENT LOSS	(48,120)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investment securities	943,392
Change in unrealized appreciation on investments- net	1,361,650

Total realized and unrealized appreciation on investments- net	2,305,042

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,256,922

See accompanying notes to financial statements.

Upright Growth Fund

Statements of Changes in Net Assets March 31, 2014

	Unaudited Six Months Year Ended
	,
	March 31, 2014	September 30, 2013
OPERATIONS
Net investment loss	$(48,120)	$(17,256)
Net realized gain (loss) on investment transactions	943,392	661,221
Net change in unrealized appreciation (depreciation) on investments	1,361,650	749,550

Net increase (decrease) in net assets from operations	2,256,922	1,393,515

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	554,901	586,467
Payments for shares redeemed	(54,288)	(248,553)

Net increase in net assets from capital share transactions	500,613	337,914

TOTAL INCREASE IN NET ASSETS	2,757,535	1,731,429

NET ASSETS:
Beginning of period	8,963,006	7,131,576

End of period	$11,720,541	$8,863,005

CHANGES IN SHARES OUTSTANDING
Shares sold	45,049	60,363
Shares redeemed	(4,154)	(26,198)

Net increase (decrease) in shares outstanding	40,896	34,165

Note- the Fund has no undistributed net investment income, undistributed capital gains (losses), or accumulated distributions in excess of net investment income for each of the periods presented.

See accompanying notes to financial statements.

Upright Growth Fund

NOTES TO FINANCIAL STATEMENTS

March 31, 2014

 1. ORGANIZATION

The Upright Investments Trust (the “Trust”) was organized as a business trust under the laws of the State of Delaware under a Certificate of Formation dated March 4, 1998, and is registered as an open end, diversified management Investment Company under the Investment Company Act of 1940.  The Certificate of Formation provides for an unlimited number of authorized shares of beneficial interest, which may, without shareholder approval, be divided into an unlimited number of series of such shares.  The Trust presently consists of one diversified investment portfolio, Upright Growth Fund (the “Fund”).  The principal investment objective of the Fund is to provide long-term growth of capital, with income as a secondary objective.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

In June 2009, the Financial Accounting Standards Board (“FASB”) codified its standards and accounting principles for financial statements issued after September 15, 2009.  The accompanying financial statements make reference to GAAP issued by the FASB as Accounting Standards CodificationTM (“ASC”).

Fair Value Measurements

ASC 820-10 establishes a three-tier framework for measuring fair value based upon a hierarchy of inputs.  The three levels of inputs are:

Level 1 – Unadjusted quoted prices active in markets for identical investments.

Level 2 – Other significant observable inputs (including quoted prices for identical investments on an inactive market, prices for similar investments, interest rates, prepayment speeds, credit risk, yield curves, default risk and similar data.)

Level 3 – Significant unobservable inputs, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the investment, and would be based upon the best available information.

The following table summarizes the inputs used to value the Fund’s investments as of March 31, 2014:

Level 1

$ 11,655,887

Level 2

   -

Level 3

                 -

Total

$ 11,655,887

Investment Valuation

All of the Fund’s investments consist of listed equity securities or money market funds.  The listed equity securities are traded on a national securities exchange (or reported on the NASDAQ national market) and are valued at the last quoted sales price on the day the valuation is made.  Price information on listed securities is taken from the exchange where the security is primarily traded.  Equity securities which are listed on an exchange but which are not traded on the valuation date are valued at the current bid prices.

Money market funds are valued at their closing net asset value on the day the valuation is made.

Federal Income Taxes - The Fund’s policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.  Therefore, no federal income tax provision is required.

Tax basis components of distributable earnings - There is no undistributed ordinary income.  The fund has no undistributed long-term capital gains.  The Fund has capital loss carry forwards - totaling $479,658 of which $ 40,861 expire September 30, 2017, $407,661 expire September 30, 2018 and $31,136 expire September 30, 2020.

As of March 31, 2014, the gross unrealized appreciation for all securities totaled $3,478,418 and the gross unrealized depreciation for all securities totaled ($213,563) resulting in a net unrealized appreciation of $3,264,855 for tax purposes.

Distributions to Shareholders - Distributions from net investment income, if any, are declared and paid annually.  Distributions of the Fund’s net realized capital gains, if any, are declared at least annually.  Distributions are recorded on the

Upright Growth Fund

NOTES TO FINANCIAL STATEMENTS

(CONTINUED)

March 31, 2014

ex-dividend date.  No distributions were made during 2013 or 2014.

The fund may periodically make reclassifications among certain of its capital accounts as a result of the timing and characterization of certain income and capital gains distributions determined in accordance with federal tax regulations, which may differ from GAAP.  These reclassifications are due to differing treatment for items such as deferral of wash sales and net operating losses.

Other - Investment and shareholder transactions are recorded on the trade date.  Gains and losses on securities transactions are determined on the basis of identified cost.  Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis.

Repurchase Agreements - In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times.  If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Company may be delayed or limited.   The Fund did not enter any repurchase agreements during 2014 or 2013.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Securities Sold Short - The Fund may make short sales. A short sale involves selling a security which the Fund does not own. The proceeds received for short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of the open short position on the day of determination.  The Fund records a realized gain or loss when the short position is closed out.  The fund did not have any open short positions at March 31, 2014.

Securities Purchased on Margin – The Fund may purchase securities on margin in which case the Fund does not fully pay for securities purchased and borrows amounts to settle the purchase.  No securities were purchased on margin during the year ended on March 31, 2014. During this period, the fund paid no margin interest.

3. INVESTMENT TRANSACTIONS

 The aggregate amounts of security transactions during the year ended March 31, 2014 (excluding repurchase agreements and short-term securities), were as follows:

                                        Other than

                                        U.S. Govt.            U.S. Govt.

                                        Securities             Securities

Purchases                      $ 2,290,952                    -

Proceeds from sales      $ 1,922,223                    -

As of March 31, 2014, the gross unrealized appreciation for all securities totaled $3,478,418 and the gross unrealized depreciation for all securities totaled ($213,563) for a net unrealized appreciation of $3,264,855 for tax purposes.  The aggregate cost of securities excluding cash and money funds on March 31, 2014 was $5,872,242. During the year ended March 31, 2014, the Fund paid no dividends nor did it have distributable earnings.

4. INVESTMENT ADVISORY AND OTHER AGREEMENTS

The Fund has entered into an Investment Advisory Agreement with Upright Financial Corporation (“Adviser”).  Pursuant to its Investment Advisory Agreement with the Fund, the Adviser is entitled to receive a fee, calculated at an annual rate of 1.00% of its daily net assets.  The Fund has accrued $3,804 of adviser fees through March 31, 2014.  During the year ended March 31, 2014 the fund incurred $50,291 in advisory fees.

Upright Growth Fund

NOTES TO FINANCIAL STATEMENTS

(CONTINUED)

March 31, 2014

Upright Financial Corporation is the Fund’s administrator (the“Administrator”). As compensation for services rendered to the Fund, the Administrator is entitled to receive a fee. The Fund shall pay to the Administrator at the end of each calendar month a fee at the annual rate of 0.95% of the Fund’s daily net assets for the first $10 million of daily net assets, 0.85% of the Fund’s daily net assets for daily net assets between $10 million to $20 million, and 0.65% of the Fund’s daily net assets for average daily net assets over $20 million.

The Fund has accrued $3,484 of administrative fees through March 31, 2014. During the year ended March 31, 2014, the Fund incurred $47,644 in administrative fees.

The investment advisor has paid the trustee fee personally. According, the trust fee payable is due to him.

Mutual Shareholder Services serves as transfer agent and US Bank serves as custodian.

David Y.S. Chiueh is an officer of Upright Financial Corporation, the Fund Adviser.  He is also an officer and trustee of the Fund

5. CAPITAL SHARE TRANSACTIONS

Transactions in capital shares were as follows:

                              For the year ended         For the year ended

                              March 31, 2014       September 30, 2013

Shares sold           45,049      $554,901     $60,363       $586,467

Shares redeemed  (4,154)     (54,288)       (26,198)      (248,553)

Net capital share ----------     ------------    -----------    -------------

   Transactions      34,165      $337,914      43,633        $395,884

Upright Growth Fund

Financial Highlights
Selected data for a share outstanding throughout each year.

	Years Ended September 30,
	Six Months Ended
	March 31, 2014	2013	2012	2011	2010
PER SHARE DATA
Net asset value, beginning of year	$ 10.67	$ 8.96	$ 6.76	$ 6.82	$$6.10

Investment operations:
Net investment loss	(0.06)	(0.02)	(0.08)	(0.08)	(0.09)
Net realized and unrealized gain (loss) on investments	2.73	1.73	2.28	0.02	0.81

Total from investment operations	2.67	1.71	2.20	(0.06)	0.72

Less distributions from net investment income	-	-	-	-	-

Net asset value, end of year	$13.34	$10.67	$8.96	$6.76	$ 6.82

TOTAL RETURN	25.02%	19.08%	32.54%	(0.88%)	11.80%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (thousands)	11,621	8,863	7,132	5,084	4,867

Ratio of net expenses to average net assets	2.18%	2.17%	2.22%	2.31%	2.52%
Ratio of net investment income (loss) to average net assets	(0.94%)	(0.23%)	(0.95%)	(1.08%)	(1.40%)
Portfolio turnover rate	25.91%	4.71%	13.05%	15.02%	6.11%

Note: the Fund used the average share method to calculate selected data per share throughout each year.

Upright Growth Fund

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC's Web site at http://www.sec.gov.  The Fund’s Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330

FUND EXPENSES

A shareholder of each Fund incurs two types of costs: (1) transaction costs, such as sales charge if applied, and (2) ongoing costs, including investment advisory fees and other fund expenses. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, April 1, 2012 through September 30, 2013.

Actual Expenses

The first line of the table below provides information about actual account values and actual expense. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000, then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account value and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Upright Growth Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	October 1, 2013	March 31, 2014	October 1, 2013 to March 31, 2014

Actual	$1,000.00	$1,250.23	$12.26
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,014.10	$10.98

* Expenses are equal to each Fund's annualized expense ratio of 2.18%, multiplied by the average account value over the period, Multiplied by 183/366 (to reflect the one-half year period).

UPRIGHT GROWTH FUND

 Security Holdings By Industry Sector

March 31, 2014

The following chart gives a visual breakdown of the Fund by the industry sectors. The underlying securities represent a percentage of the portfolio investments.

Weight
Transportation
1.14%
0.00%
Oil
2.30%
Basic Materials
2.97%
Machinery
0.44%
Leisure
0.23%
Real Estate
0.17%
0.00%
Medical
7.97%
Bank
1.37%
Cash
22.18%
Computer
11.34%
Consumer
0.26%
Financial Service
0.17%
Food
3.55%
Diversified Company
8.49%
Semiconductor
17.80%
Insurance
5.67%
Telecommunication
0.62%
Energy
7.00%
Electronic
6.34%

The pie chart calculation is based on Total Investments of $ 11,655,887

Upright Growth Fund

TRUSTEES AND OFFICERS

The Board of Trustees supervises the business activities of the Trust.  Each Trustee serves as a trustee until the termination of the Trust unless the Trustee dies, resigns, retires or is removed.  A majority of Upright‘s board members are independent, meaning that they have no affiliation with Upright or the funds they oversee.

The Fund is not part of a “fund complex”.  The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the Investment Company Act of 1940.

Name, Address and Year of Birth	Position(s) Held With the Trust	Principal Occupations During Past 5 Years	Other Directorships Held by Trustee
David Y.S. Chiueh[1] 349 Ridgedale Ave, East Hanover NJ 07936 Year of Birth: 1957	Trustee since 1998; Chairman of the Board and Chief Executive Officer since 1998	President of the Investment Adviser since 1990. He held the license of Certified Financial planner since 1991.	None

1 David Y.S Chiueh is “interested persons” of the Trust because he is officer of the Trust.  In addition, he may be deemed to be “interested persons” of the Trust because he is officer of the Fund’s adviser.

Upright Growth Fund

The following table provides information regarding each Trustee who is a “Non-interested person” of the Trust, as defined in the Investment Company Act of 1940.

Independent Trustee

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Carol Jou 349 Ridgedale Ave, East Hanover NJ 07936 Year of Birth: 1964 Alice Chen 349 Ridgedale Ave, East Hanover NJ 07936 Year of Birth: 1962	Trustee and Chief Compliance Officer Trustee and Financial Officer	Since December 2005/ Indefinite Since November 2009/ Indefinite

Manager, Novartis Pharmaceutical Corporation

(2005 to present)

IT application systems Engineer, Schering-Plough Pharmaceutical Corporation, Kenilworth (2001 to 2005)

Controller, Great China Chartering & Agency Corp. at New Jersey & Shanghai, China

Senior

Administrator,

J&M

Manufacturing

Corp, New Jersey

				1 1	N/A Alice N Chen Bing B Chen JTWROS

Upright Growth Fund

The Statement of Additional Information includes additional information about the Trustees and is available without charge upon request by calling the Fund at 973-533-1818.

Investment Adviser & Administrator

Upright Financial Corporation

349 Ridgedale Ave.

East Hanover NJ 07936

Custodian

US Bank

1555 N. River Center Drive

Milwaukee, WI 53212

Independent Registered Public Accounting Firm

Cowan,Gunteski &Co., P.A

730 Hope Road

Tinton Falls, New Jersey 07724

Transfer Agent

Mutual Shareholder Services

8869 Brecksville Road, Suite C

Brecksville, OH 44141

Trustees

David Y.S. Chiueh

Alice Chen

Carol Jou

Upright Growth Fund

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By : /s/ David Y.S Chiueh

David Y.S Chiueh

Trustee

Date: May 30, 2014

By : /s/ David Y.S Chiueh

David Y.S Chiueh

Chief Financial Officer

Date: May 30, 2014

Upright Growth Fund

Item 2. Code of Ethics.

(a)   As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)   For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)   Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)   Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)   Compliance with applicable governmental laws, rules, and regulations;

(4)   The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c)   Amendments

During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

The Board of Directors has created a permanent audit committee, on 10/10/03, the current head is Ms. Alice Chen, who is qualified as financial expert under current SEC regulations.   She has more than 20 years of experiences in the field.  Each member of the audit committee is “independent”, as that term is defined under applicable law.  The audit committee meets at least annually with the independent accountants (CPA) and executive officers of the Company.  The audit committee reviews, among other matters, the accounting principles being applied by the Company in financial reporting, the scope and adequacy of internal controls, and the responsibilities and fees of the independent accountants.  The recommendations of the audit committee are reported to the full Board.

Item 4. Principal Accountant Fees and Services.

(a)  Audit Fees

FY 2013

$ 9,750

FY 2012

$ 9,500

Upright Growth Fund

(b) Audit-Related Fees

FY 2012

$ 0

FY 2011

$ 0

Nature of the fees:

N/A

(c) Tax Fees

FY 2012

$ 0

FY 2011

$ 0

Nature of the fees:

N/A

(d)  All Other Fees

FY 2012

$ 0

FY 2011

$ 0

Nature of the fees:

N/A

(e)

(1) Audit Committee’s Pre-Approval Policies

The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2) Percentages of Services Approved by the Audit Committee

Audit-Related Fees:

100%

Tax Fees:

100%

All Other Fees:

100%

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)  The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

FY 2012

$ 0

FY 2011

$ 0

(h)  The registrant's audit committee has not considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11.  Controls and Procedures.

(a)   Based on an evaluation of the registrant’s disclosure controls and procedures as of September 30, 2013, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)   There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1) EX-99.CODE ETH.  Filed herwith.

(a)(2) EX-99.CERT.  Filed herewith.

(a)(3)  Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)  EX-99.906CERT.  Filed herewith.

Upright Growth Fund

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Upright Investments Trust

By /s/David Y.S. Chiueh

*David Y.S. Chiueh

Chief Executive Officer

Date: May 30, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/David Y.S. Chiueh

*David Y.S. Chiueh

Chief Executive Officer

Date: May 30, 2014

By : /s/ David Y.S Chiueh

David Y.S. Chiueh

Chief Financial Officer

Date: May 30, 2014

* Print the name and title of each signing officer under his or her signature.